EXHIBIT 32.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sotherly Hotels LP (the “Operating Partnership”) on Form 10-Q for the period ending June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Folsom, Chief Executive Officer of the Sotherly Hotels Inc., sole general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date: August 14, 2025

	By:	/s/ David R. Folsom
	Name:	David R. Folsom
	Title:	President and Chief Executive Officer
Sotherly Hotels Inc., sole general partner of Sotherly Hotels LP